LIVINGSTON ASSET MANAGEMENT, LLC 400 E. Pratt Street, 8th Floor Baltimore, MD 21202	*	CIRCUIT COURT
		OF
Plaintiff	*	
V.		BALTIMORE COUNTY
	*	
ADAPTIVE MEDIAS, INC. 224 Pegasus Avenue Northvale, NJ 07647		
	*	
Serve on Resident Agent Paracorp Incorporated 318 N. Carson Street #208 Carson City, NV 89701	*	
Defendant	*	CASE NO:

* * * * * * * * * * *

FILED
2017 NOV 13 PM 2:43
CIRCUIT COURT
BALTIMORE COUNTY

COMPLAINT

Plaintiff, Livingston Asset Management, LLC ("Livingston") files this Complaint against Defendant Adaptive Medias, Inc. ("ADTM"), and alleges:

1. This is an action for damages in excess of the jurisdictional limit of the Maryland District Court.

2. This Court has jurisdiction over the parties hereto and the subject matter of this action.

3. Venue is proper in Baltimore County, Maryland.

4. Plaintiff, Livingston Asset Management, LLC, is a Florida limited liability company registered to do business with the Maryland State Department of Assessments and Taxation ("SDAT"), which transacts business in Baltimore County, Maryland.

5. Defendant, Adaptive Medias, Inc., is a publicly traded corporation, domiciled in Nevada, which transacts business in Maryland.

6. In September of 2017, Plaintiff entered into certain Claims Purchase Agreements with various creditors of Defendant ("Assignors"), whose claims against Defendant are past due and owing, in the amount of $$696,606.85 ("Claims"). The Claims Purchase Agreements provide for payment by Plaintiff to Assignors conditioned upon, among other things, the successful settlement of such claims pursuant to a court order. The consideration paid for the Claims consists of cash and promissory notes held in Plaintiff's attorney escrow account, to be released upon the satisfaction of the conditions of any settlement agreement reach between the Plaintiff and Defendant. The Claims Purchase Agreements are expressly governed by Maryland law.

7. A copy of the Claims Purchase Agreements under which the Plaintiff acquired the subject debt from the Assignors and the corresponding invoices, statements of account and other documentation evidencing the debt owed by Defendant to Assignors are attached hereto and incorporated by reference herein as Exhibits A through D.

8. Attached hereto as Exhibit A is a copy of the Claims Purchase Agreement under which the Plaintiff acquired $197.000.00 of the subject debt from Data Soft Systems, Inc. and the corresponding documentation evidencing the debt owed by Defendant.

9. Attached hereto as Exhibit B is a copy of the Claims Purchase Agreement under which the Plaintiff acquired $250,000.00 of the subject debt from Assignor, Red Rock Canyon, Inc. and the corresponding documentation evidencing the debt owed by Defendant.

10. Attached hereto as Exhibit C is a copy of the Claims Purchase Agreement under which the Plaintiff acquired $57,606.85 of the subject debt from Assignor, Southridge Partners II, LP and the corresponding documentation evidencing the debt owed by Defendant.

11. Attached hereto as Exhibit D is a copy of the Claims Purchase Agreement under which the Plaintiff acquired $192,000.00 of the subject debt from Assignor, TalentCloud, Limited a/k/a Talent Cloud Recruitment and the corresponding documentation evidencing the debt owed by Defendant.

12. Based upon Plaintiff's purchase and acquisition of the aforementioned debt, Defendant is responsible and liable to Livingston for the above referenced debt.

13. Defendant has defaulted on its obligations to pay the debts owed pursuant to the Exhibits attached hereto.

14. The Assignors and Livingston have made demand upon Defendant for payment of the subject liabilities; however, Defendant has failed to pay same.

15. As a direct and proximate result of the failure of Defendant to pay the liabilities which are the subject of this Complaint, Plaintiff Livingston has been damaged.

WHEREFORE, Plaintiff requests this Honorable Court grant judgment for damages along with attorney's fees and costs against Defendant, and for such other and further relief as this Court deems appropriate.

Respectfully submitted,

Matheau J. W. Stout, Esq.

400 E. Pratt Street, 8th Floor
Baltimore, Maryland 21202
(410) 429-7076 Tel
(888) 907-1740 Fax
mstout@otclawyers.com
Attorney for Plaintiff

Date: November 13, 2017

CERTIFICATE OF SERVICE

I, hereby certify that on this day, November 13, 2017, a copy of this Complaint was mailed via first class mail, return receipt requested, to Defendant's Resident Agent, Paracorp Incorporated, 318 N. Carson Street #208, Carson City, NV 89701.

Matheau J. W. Stout

EXHIBIT A

CLAIM PURCHASE AGREEMENT

This Claim Purchase Agreement ("Agreement") is entered into effective as of the date of full execution ("Effective Date"), by and between Livingston Asset Management LLC ("Purchaser"), and the Creditor identified below ("Creditor"). Purchaser and Creditor (each, a "Party" and, together, the "Parties") agree as follows with respect to the outstanding debt owed to Creditor by the Company named below ("Company"):

Company Name:	Adaptive Medias, Inc.
Creditor Name:	Data Soft Systems, Inc.
Claim Amount:	$197,000 (Total amount payable from Company to Creditor)
Purchase Price:	$197,000 (Amount for which Creditor is selling Claim to Purchaser)

Documentation of Claim (complete copies of all documentation attached): X Written contract(s)/ Promissory Notes attached as Exhibit A [X_] Invoice(s) attached as Exhibit B

1. Purchase and Sale. Purchaser hereby purchases from Creditor, and Creditor hereby sells, transfers, conveys and assigns to Purchaser, for the consideration set forth herein, all right, title and interest of Creditor in and to one or more claims of Creditor against Company described herein and attached hereto (the "Claim"). Creditor hereby sells, transfers and assigns all right, title and interest of Creditor in the Claim to Purchaser.

2. Settlement Approval. No later than the tenth (10th) business day after the Effective Date, Purchaser shall file an action against Company in the United States District Court or state court of trial jurisdiction in the State of Maryland (the "Action") seeking payment of the Claim. Purchaser shall seek to resolve the Action on terms acceptable to Purchaser in its sole discretion and, by appropriate motion or other pleading, shall seek approval from the Court of such settlement.

3. Payment of Purchase Price. The Purchase Price will be paid to Creditor by Purchaser in up to ten (10) monthly installments, the first installment to be made following entry and full effectuation of a Court order approving settlement of the Claim in form and substance acceptable to Purchaser ("Approval Date"), and subsequent installments to be made each calendar month thereafter until paid in full; *provided however,* that Purchaser shall not be obligated to pay any portion of such Purchase Price in the event of a Default by the Company under any settlement agreement entered into between the Company and Purchaser in respect of the settlement of the Claim that is the subject of this Agreement. If such default by the Company

occurs and is not cured within the prescribed time period, the Purchaser shall cause to be transferred to Creditor any portion of the Claim not already paid for pursuant to this Section 3, and this Agreement shall be null and void, unless otherwise agreed by written agreement of the parties.

4. Cooperation. Creditor will furnish Purchaser will all documentation and evidence supporting the Claim, and reasonably cooperate in providing any other information and taking any other action that Purchaser deems necessary or appropriate to prosecute the action to collect the Claim. Upon Purchaser's reasonable request, Creditor will duly execute and deliver, or cause to be duly executed and delivered to Purchaser such further instruments and do and cause to be done such further acts as may be necessary or proper in the reasonable opinion of Purchaser to effectuate the provisions and purposes of this Agreement.

5. Termination. If the Approval Date has not occurred within ninety (90) days after the date hereof, either Party shall have the right to terminate and cancel this Agreement by providing written notice of termination to the other Party at any time after such date and prior to Court Approval. If termination is so effected, this Agreement shall be deemed void *ab initio* and of no further force and effect, no sale or assignment of the Claim shall have occurred, and Purchaser shall dismiss the Action. In the event of termination, the Purchase Price shall not be payable.

6. Representations, Warranties and Covenants. Creditor hereby represents, warrants and covenants to Purchaser as follows:

(a) (i) The Claim is a bona fide outstanding claim against Company, and is an enforceable obligation arising in the ordinary course of business, for goods and/or services rendered to Company by Creditor in good faith. The Claim is currently due and owing and is payable in full.

(ii) The Claim [____] is, [X] is not secured by any security interest in any property of the Company or an affiliate of the Company or by a guarantee of the Company or of an affiliate of The Company .

(b) Creditor did not enter into the transaction giving rise to the Claim in contemplation of any sale or distribution of Company's common stock or other securities.

(c) The Claim Amount is the total amount due to Creditor with respect to the Claim, net of any applicable discounts, allowances or other deductions to which Company is lawfully entitled. The documents attached hereto are true, correct and complete copies of all documentation underlying the Claim.

(d) The Claim is not reasonably subject to dispute and Company is unconditionally obligated to pay the full Claim Amount without defense, counterclaim or offset. To the knowledge of Creditor, the Company's failure to pay is due solely and exclusively to financial inability.

(e) Creditor is the sole owner of the Claim, free and clear of all liens, encumbrances and rights of third parties. Creditor has not previously sold, transferred, encumbered or released any part of the Claim.

(f) There has been no modification, compromise, forbearance, or waiver (written or oral) entered into or given with respect to the Claim. There is no action based on the Claim that is currently pending in any court or other legal venue, and no judgments based upon the Claim have been previously entered in any legal proceeding.

(g) There are no taxes due, payable or withholdable as an incident of Creditor's Claim; no taxes will be due, payable or withholdable as a result of settlement of the Claim; and Creditor may at all times promptly withhold (if applicable) and pay when due any federal, state, local and/or foreign taxes due as a result of payment of the Purchase Price. Creditor has all necessary power and authority to (i) execute, deliver and perform all of its obligations under this Agreement, and (ii) sell, convey, transfer and assign the Claim to Purchaser. Creditor has such knowledge and experience in business and financial matters that it is able to protect its own interests and evaluate the risks and benefits of entering into this Agreement. Credit acknowledges and agrees that it has had an opportunity to conduct its own due diligence and consult with its own legal counsel, and tax, financial and other advisors, and that Creditor is not relying in that regard on Purchaser. Creditor acknowledges that Purchaser is not making any representations or warranties whatsoever, including, without limitation, about the Company.

(h) The execution, delivery and performance of this Agreement by Creditor has been duly authorized by all requisite action on the part of Creditor. This Agreement has been duly executed and delivered by Creditor and constitute the legal, valid and binding obligation of Creditor, enforceable against Creditor in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally or the availability of equitable remedies.

(i) Within the past ninety (90) days, Creditor [__] has, [X] has not been, directly or indirectly through one or more intermediaries in control, controlled by, or under common control with, the Company and is an affiliate of the Company as defined in Rule 144 promulgated under the Act. Creditor is not a broker or dealer in securities.

(j) The execution and delivery of this Agreement by Creditor and the performance of all of its obligations hereunder (i) do not and will not violate, conflict with, breach, or constitute a default under, any material contract, agreement or commitment binding upon such Creditor, and (ii) do not and will not conflict with or violate any applicable law, rule, regulation, judgment, order or decree of any court or other government authority having jurisdiction over such Creditor or the Claim.

(k) There is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of Creditor, threatened against or affecting Creditor or any of its assets before or by any court, arbitrator, governmental or administrative agency, or regulatory authority that adversely affects or challenges the legality, validity or enforceability of, or that could have or reasonably be expected to result in a material adverse effect on this Agreement.

(l) Creditor has no present intention to utilize any of the proceeds to be received from Purchaser to directly or indirectly, provide any consideration to or invest in any manner in the Company or any affiliate of the Company.

(m) Creditor will not, directly or indirectly, receive any consideration from or be compensated in any manner by the Company, or any affiliate of the Company, in exchange for or in consideration for selling the Claim.

(n) Creditor will immediately advise Purchaser if any of the foregoing cease to be fully true and accurate at any time up to and including the Approval Date.

(o) Creditor acknowledges that Purchaser may submit other Claims Purchaser has against the Company in the Action.

7. <u>Fees and Expenses.</u> Each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. Creditor understands that Purchaser shall not be liable for any commissions, selling expenses, orders, purchases, contracts, taxes, withholding, or obligations of any kind resulting from any or arising out of settlement of the Claim.

<u>8.</u> <u>Choice of Law.</u> This Agreement shall be governed by and construed according to the laws of the State of Maryland, without giving effect to its choice of law principles. Any actions and proceedings arising out of or relating directly or indirectly to this Agreement or any ancillary agreement or any other related obligations shall be litigated solely and exclusively in the state or federal courts located in Maryland, and that such courts are convenient forums. Each

Party hereby submits to the personal jurisdiction of such courts for purposes of any such actions or proceedings.

9. Limitation of Damages. Each of the Parties hereby waives any rights which it may have to claim or recover any incidental, special, exemplary, punitive or consequential damages or any damage other than, or in addition to, actual damages. Purchaser shall have the right, in Purchaser's sole discretion, to determine which rights, liens, security interests or remedies Purchaser may at any time pursue, relinquish, subordinate, or modify or to take any other action and incur any costs or expenses with respect thereto and such determination will not in any way modify or affect any of Purchaser's rights hereunder. Purchaser shall have no liability hereunder for any delay in or failure to obtain Approval, or for any other causes beyond Purchaser's control. Any liability of Purchaser for any default hereunder, including default in any payment to Creditor pursuant to Section 3 above, shall be limited solely to a return of the Claim to Creditor.

10. Notices. All notices and other communications shall be in writing and shall be provided to the recipient Party to the addresses set forth on the page following the signature page hereof. All notices and communications shall be deemed made and effective as follows: (a) if transmitted for overnight delivery via a nationally recognized delivery service, the first business day after being delivered by the transmitting Party to such overnight delivery service, (b) if faxed, when transmitted in legible form by facsimile machine to the recipient Party's correct facsimile machine number, (c) if by e-mail, when transmitted by e-mail, or (d) if mailed via regular U.S. mail, upon delivery. Any Party may designate a superseding notice contact name, street address, e-mail address or fax number by providing the other Parties with written notice pursuant to the provisions hereof.

11. Amendments and Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Parties, or, in the case of a waiver, by the Party against whom enforcement of such waiver is sought. No waiver of any default shall be deemed to be a continuing or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any Party to exercise any right hereunder in any manner impair the exercise of any such right.

12. Construction; Survival. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the Parties to express their mutual intent, and no rules of strict construction will be applied against any party. The representations and warranties contained herein shall survive the closing of the transactions contemplated herein and the assignment of the Claim.

13. No Third Party Beneficiaries. This Agreement is intended for the benefit of Creditor and Purchaser and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by any other person.

14. Entire Agreement. This Agreement, together with the exhibits hereto, contains the entire agreement and understanding of the Parties, and supersedes all prior and contemporaneous agreements, letters, discussions, communications and understandings, both oral and written, concerning the sale, transfer, conveyance and assignment of the Claim, which the Parties acknowledge have been merged into this Agreement.

15. Signature. This Agreement may be executed in counterparts and by facsimile, portable document format or other electronic means, each of which shall constitute an original and all of which when taken together shall constitute one document.

16. Payment of Purchase Price. Purchaser may pay the Purchase Price to Creditor by check or wire transfer. Wire instructions for the Purchase Price are as follows:

INVOICE ____________

____

odaptive

ABA No ________________________

____

Account ________________________

[BALANCE OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Claim Purchase Agreement to be duly executed, to be effective as of the Effective Date set forth above.

CREDITOR:

Data Soft

9/14/2017

(Date Signed)

By:

Name: Nirmal Kumar

Title: CEO

ADDRESS: 22048 Sherman Way Suite 315

CITY: Canoga Park, CA 91303

Telephone No. 818-598-8868

E-mail: offices@dsoftsys.com

PURCHASER:

Livingston Asset Management LLC

By: ______________________

Name: Stephen Hicks

Title: Mgr

ADDRESS: 2338 Immokalee Road, Ste. 324
CITY: Naples, Florida 34110
Telephone No. 203 431 8300
Fax No. 203 431 8301
E-mail: ______________________

DataSoft Systems Inc.

Consulting Agreement

This Consulting Agreement (hereinafter called the Agreement) is made and entered into, as of October 1, 2015 ("Effective Date"), by and between __Adaptive Medias, Inc.__ (hereinafter called "Company"), having a principal place of business at __5 Discovery Place Irvine, CA 90023__, and **DataSoft Systems Inc. (hereinafter called "Consultant")**, a private company incorporated in the State of Utah, located at 1410 Quail Ridge Road, Riverton, Utah 84065-4320 but primarily doing business in the State of California at 22048 Sherman Way, Suite 315, Canoga Park, CA 91303

In consideration of the premises and the mutual promises hereinafter set forth, the parties agree as follows:

1. The Consultant will provide the services of its employees to the Company on a need and availability basis. Individuals assigned to work at the Company are employees of Consultant. As an Employee of Consultant these individuals are covered by Consultant's General Liability Insurance. Those individuals are also provided a benefit package through Consultant, and on their behalf Consultant contributes to Federal Social Security and State Employment fund through payroll. Consultant has completed the required documentation with respect to each employee assigned to work at the Company for working in this country under Federal Immigration Laws.

2. As compensation for services rendered by the Consultant pursuant to this Agreement, the **Company shall pay** the Consultant **on an hourly basis** as finalized by a separately signed Attachment A/Purchase Order for each assigned employee. The Consultant agrees to invoice the Company on **a Weekly basis** with "Company approved" time sheets as proof of hours worked at the Company's site. The Company will cover any expenses incurred by the Consultant's employees while performing Company work. Such expenses will be with prior knowledge and approval of the Company. The Company shall not be charged any other rates other than what is specified in Attachment A.

3. Employees of the Consultant will follow the working schedule, off-days, holidays and vacation scheduling policies of the Company.

4. The Consultant shall procure and keep effective all necessary permits and licenses required in performance of the work and shall obey and abide by all applicable laws, regulations, ordinances and other rules of the United States of America, of the state, territory, country or subdivisions thereof where the Services hereunder are provided, and of any other duly constituted public authority.

5. The Consultant agrees to provide Medical Insurance and Employers Liability to the Company's employees as appropriate. A Certificate of Insurance shall be issued upon request. Should Company request additional Liability insurance due to nature of the Consultant's assignments, Consultant will procure such insurance at the Company's cost. Consultant shall present proof of such coverage to Company prior to the performance of services by the Employees. Neither the Carrier nor the levels of coverage may be changed without the prior written consent of Company, provided that Company will not withhold its consent to a change in carrier or coverage without good reason.

6. The Company agrees that if it hires any of the Consultant's employees within sixty days of said employee's first reporting date of his or her assignment with the Company, the Company agrees to pay the Consultant a placement fee of 20% of the selected employees annual base salary. If the Company hires any of the Consultant's employees after sixty-one days BUT before 180 days of said employee's first reporting date of his or her assignment with the Company, the Company agrees to pay the Consultant a placement fee of 15% of the selected employees annual base salary. If the Company hires any of the Consultant's employees after 180 days said employee's first reporting date of his or her assignment with the Company, the Company agrees to pay the Consultant a placement fee of 10% of the selected employees annual base salary. **A clear 15 days of notice** will be given to the Consultant before employee's transition to the Company. Also, the Consultant acknowledges and agrees that its employees are not prohibited by any agreement between the employee and Consultant from employment with the Company. To the extent that any such agreement exists, Consultant agrees not to enforce it.

7. The Consultant will keep in confidence all confidential and proprietary information of the Company and will not use or disclose such confidential information disclosed by the Company pursuant to this Agreement without the prior written consent of an officer of the Company. Consultant will require that each of its employees sign the agreement attached hereto as Attachment B (the "Confidentiality Agreement") prior to the commencement of work for Company. Consultant will provide a copy of an executed Confidentiality Agreement to Company for each employee assigned to do work at Company prior to the employee's arriving at the Company offices.

8. Consultant acknowledges that all right, title and interest in or to any intellectual property or proprietary rights of the Company shall be retained by the Company, and Consultant shall acquire or retain no rights therein whatsoever. All work done by the Consultant's employee under this agreement will be work done for hire. All inventions, designs, improvements, formulas, works of authorship, trade secrets, technology, computer programs, ideas, processes, techniques, know-how and data, made or conceived or reduced to practice by the Consultant's employee, either alone or jointly with others, during the term of this Agreement, are the sole property of the Company. The Company will have all intellectual property rights for all such work mentioned above. In the event Consultant acquires any ownership interest in any intellectual property or proprietary rights of the Company, Consultant shall assign all such interest to the Company and execute any documents reasonably requested by the Company in connection with such assignment.

9. Consultant does not have, and is not granted by this Agreement, any express or implied right or authority to assume or create any obligations on behalf of, or in the name of, Company; or to bind Company to, or enter into, directly or indirectly, any contract, agreement or undertaking with any third party.

10. The term of this agreement shall be until such time as Company ceases to use services of Consultant. Either party may terminate this Agreement, with or without cause, at any time by providing the other party with fifteen (15) days written notice. Upon such termination all rights and duties of the parties toward each other shall cease except that the Company shall be obligated to pay, within fifteen (15) days of the effective date of termination, all amounts owing to Consultant for unpaid Services properly rendered and related expenses, if any, in accordance with the provisions of Attachment A. At that time all provisions shall expire except those relating to confidentiality and ownership of intellectual property.

11. Each party's relationship to the other party is that of an independent contractor, and nothing in this Agreement is intended to, or should be construed to, create a partnership, agency, joint venture or employment relationship.

12. This Agreement constitutes the entire agreement between the parties and shall supersede all prior offers, negotiations, exceptions, and understanding, whether oral or written, between the parties hereto relating to the products and services called for hereunder.

13. This Agreement shall be governed by and interpreted in accordance with the substantive laws of the State of California, without regard for its conflict of laws provisions.

14. In the event of any dispute or claim relating to or arising out of this agreement, the parties agree that all such disputes shall be fully and finally resolved by binding arbitration conducted by the American Arbitration Association in Los Angeles County, California. HOWEVER, the parties agree that this arbitration provision shall not apply to any dispute or claim relating to or arising out of paragraphs 7 and 8 of this Agreement and that nothing in this Agreement will be deemed as preventing either party from seeking injunctive relief (or any other provisional remedy) from any court having jurisdiction over the parties and the subject matter of the dispute as necessary, by way of example, to protect either party's name, proprietary information trade secrets, know-how, or any other proprietary rights.

15. Consultant agrees to indemnify and hold harmless the Company from any liability, loss, damage or penalty resulting from any actions or conduct by Consultant or any employee referred under this Agreement that is considered discriminatory or otherwise unlawful under any applicable law.

16. Neither party shall be responsible for failure of performance resulting from acts beyond their control. Such acts shall include, but not be limited to, natural disasters, strikes, lockouts, riots, acts of war, epidemics, and government regulations imposed after the execution of this Agreement.

The parties acknowledge that they have read this Agreement and understand and agree to be bound by its terms and conditions.

For COMPANY	For CONSULTANT
John B. Strong	*Nirmal Kumar*
Signed By: John B. Strong	Signed By: Nirmal Kumar
Title: Chairman and CEO	Title: President
Date: October 1, 2015	Date: October 1, 2015

April 1, 2016

Invoice No:2026

ATTN: John B. Strong
Chairman and CEO
Adaptive Medias, Inc.
47 Discovery Suite 220
Irvine, CA 92618

Period Covered: April 1, 2016-September 30, 2016
Labor Category: **Adaptive Medias: Outsourcing to India**

Rate Per Hour	Current Hours	Current Amount	Cumulative Hours	Cumulative Amount
$160	Varies	$98,500.00	Varies	$98,500

Deliverables Over Second Six Month Period:

- Develop and train call room of over 300 personnel located in New Delhi specializing in the marketing, sales and distribution of mobile app development programs, applications and "Do it Yourself Kits". Call room to focus initially on "beta" markets across London (UK) and Sydney and Melbourne (Australia).

-Provide Company with focus studies, sales tactics that are viable, SWAT analysis of Media Graph versus BrightCove's player as well as potential to enter into programatic ad tech market.

-Prepare entire team and begin global marketing and commercialization of Media Graph.

Total Amount Due: $98,500.00

Remit To: **Datasoft Systems Inc.**
22048 Sherman Way, Suite 315
Canoga Park, CA 91303

Vivek Kumar

October 1, 2015 Invoice No:2025

ATTN: John B. Strong
Chairman and CEO
Adaptive Medias, Inc.
47 Discovery Suite 220
Irvine, CA 92618

Period Covered: October 1, 2015-March 31, 2016
Labor Category: **Adaptive Medias: Outsourcing to India**

Rate Per Hour	Current Hours	Current Amount	Cumulative Hours	Cumulative Amount
$160	Varies	$98,500.00	Varies	$98,500

Deliverables Over First Six Month Period:

- Highest priority to select most qualified engineers to be able to rehaul Media Graph media player in anticipation of global commercialization in late 2016.

- Second highest priority to develop and train staff of over 10 R&D personnel located in New Delhi specializing in the development of mobile applications. These personnel will focus on launching Media Graph across various mobile applications, while ensuring it is one step ahead of the ever changing mobile application market as well as the ad tech industry. Select two engineers to reverse engineer media players offered by BrightCove and Social Reality, amongst others.

- Goal of first six months: Result in the development of key technology behind Adaptive Media's Media Graph mobile technology.

Total Amount Due: $98,500.00

Remit To: **Datasoft Systems Inc.**
22048 Sherman Way, Suite 315
Canoga Park, CA 91303

Vivek Kumar

EXHIBIT B

CLAIM PURCHASE AGREEMENT

This Claim Purchase Agreement ("Agreement") is entered into effective as of the date of full execution ("Effective Date"), by and between Livingston Asset Management LLC ("Purchaser"), and the Creditor identified below ("Creditor"). Purchaser and Creditor (each, a "Party" and, together, the "Parties") agree as follows with respect to the outstanding debt owed to Creditor by the Company named below ("Company"):

Company Name:	Adaptive Medias, Inc.
Creditor Name:	Red Rock Canyon, Inc.
Claim Amount:	$250,000 (Total amount payable from Company to Creditor)
Purchase Price:	$250,000 (Amount for which Creditor is selling Claim to Purchaser)

Documentation of Claim (complete copies of all documentation attached): [X] Written contract(s)/ Promissory Notes attached as Exhibit A [X] Invoice(s) attached as Exhibit B

1. Purchase and Sale. Purchaser hereby purchases from Creditor, and Creditor hereby sells, transfers, conveys and assigns to Purchaser, for the consideration set forth herein, all right, title and interest of Creditor in and to one or more claims of Creditor against Company described herein and attached hereto (the "Claim"). Creditor hereby sells, transfers and assigns all right, title and interest of Creditor in the Claim to Purchaser.

2. Settlement Approval. No later than the tenth (10th) business day after the Effective Date, Purchaser shall file an action against Company in the United States District Court or state court of trial jurisdiction in the State of Maryland (the "Action") seeking payment of the Claim. Purchaser shall seek to resolve the Action on terms acceptable to Purchaser in its sole discretion and, by appropriate motion or other pleading, shall seek approval from the Court of such settlement.

3. Payment of Purchase Price. The Purchase Price will be paid to Creditor by Purchaser in up to ten (10) monthly installments, the first installment to be made following entry and full effectuation of a Court order approving settlement of the Claim in form and substance acceptable to Purchaser ("Approval Date"), and subsequent installments to be made each calendar month thereafter until paid in full; *provided however,* that Purchaser shall not be obligated to pay any portion of such Purchase Price in the event of a Default by the Company under any settlement agreement entered into between the Company and Purchaser in respect of the settlement of the Claim that is the subject of this Agreement. If such default by the Company

occurs and is not cured within the prescribed time period, the Purchaser shall cause to be transferred to Creditor any portion of the Claim not already paid for pursuant to this Section 3, and this Agreement shall be null and void, unless otherwise agreed by written agreement of the parties.

4. Cooperation. Creditor will furnish Purchaser will all documentation and evidence supporting the Claim, and reasonably cooperate in providing any other information_and taking any other action that Purchaser deems necessary or appropriate to prosecute the action to collect the Claim. Upon Purchaser's reasonable request, Creditor will duly execute and deliver, or cause to be duly executed and delivered to Purchaser such further instruments and do and cause to be done such further acts as may be necessary or proper in the reasonable opinion of Purchaser to effectuate the provisions and purposes of this Agreement.

5. Termination. If the Approval Date has not occurred within ninety (90) days after the date hereof, either Party shall have the right to terminate and cancel this Agreement by providing written notice of termination to the other Party at any time after such date and prior to Court Approval. If termination is so effected, this Agreement shall be deemed void *ab initio* and of no further force and effect, no sale or assignment of the Claim shall have occurred, and Purchaser shall dismiss the Action. In the event of termination, the Purchase Price shall not be payable.

6. Representations, Warranties and Covenants. Creditor hereby represents, warrants and covenants to Purchaser as follows:

(a) (i) The Claim is a bona fide outstanding claim against Company, and is an enforceable obligation arising in the ordinary course of business, for goods and/or services rendered to Company by Creditor in good faith. The Claim is currently due and owing and is payable in full.

(ii) The Claim [___] is, [X} is not secured by any security interest in any property of the Company or an affiliate of the Company or by a guarantee of the Company or of an affiliate of The Company .

(b) Creditor did not enter into the transaction giving rise to the Claim in contemplation of any sale or distribution of Company's common stock or other securities.

(c) The Claim Amount is the total amount due to Creditor with respect to the Claim, net of any applicable discounts, allowances or other deductions to which Company is lawfully entitled. The documents attached hereto are true, correct and complete copies of all documentation underlying the Claim.

(d) The Claim is not reasonably subject to dispute and Company is unconditionally obligated to pay the full Claim Amount without defense, counterclaim or offset. To the knowledge of Creditor, the Company's failure to pay is due solely and exclusively to financial inability.

(e) Creditor is the sole owner of the Claim, free and clear of all liens, encumbrances and rights of third parties. Creditor has not previously sold, transferred, encumbered or released any part of the Claim.

(f) There has been no modification, compromise, forbearance, or waiver (written or oral) entered into or given with respect to the Claim. There is no action based on the Claim that is currently pending in any court or other legal venue, and no judgments based upon the Claim have been previously entered in any legal proceeding.

(g) There are no taxes due, payable or withholdable as an incident of Creditor's Claim; no taxes will be due, payable or withholdable as a result of settlement of the Claim; and Creditor may at all times promptly withhold (if applicable) and pay when due any federal, state, local and/or foreign taxes due as a result of payment of the Purchase Price. Creditor has all necessary power and authority to (i) execute, deliver and perform all of its obligations under this Agreement, and (ii) sell, convey, transfer and assign the Claim to Purchaser. Creditor has such knowledge and experience in business and financial matters that it is able to protect its own interests and evaluate the risks and benefits of entering into this Agreement. Credit acknowledges and agrees that it has had an opportunity to conduct its own due diligence and consult with its own legal counsel, and tax, financial and other advisors, and that Creditor is not relying in that regard on Purchaser. Creditor acknowledges that Purchaser is not making any representations or warranties whatsoever, including, without limitation, about the Company.

(h) The execution, delivery and performance of this Agreement by Creditor has been duly authorized by all requisite action on the part of Creditor. This Agreement has been duly executed and delivered by Creditor and constitute the legal, valid and binding obligation of Creditor, enforceable against Creditor in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally or the availability of equitable remedies.

(i) Within the past ninety (90) days, Creditor [__] has, [X] has not been, directly or indirectly through one or more intermediaries in control, controlled by, or under common control with, the Company and is an affiliate of the Company as defined in Rule 144 promulgated under the Act. Creditor is not a broker or dealer in securities.

(j) The execution and delivery of this Agreement by Creditor and the performance of all of its obligations hereunder (i) do not and will not violate, conflict with, breach, or constitute a default under, any material contract, agreement or commitment binding upon such Creditor, and (ii) do not and will not conflict with or violate any applicable law, rule, regulation, judgment, order or decree of any court or other government authority having jurisdiction over such Creditor or the Claim.

(k) There is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of Creditor, threatened against or affecting Creditor or any of its assets before or by any court, arbitrator, governmental or administrative agency, or regulatory authority that adversely affects or challenges the legality, validity or enforceability of, or that could have or reasonably be expected to result in a material adverse effect on this Agreement.

(l) Creditor has no present intention to utilize any of the proceeds to be received from Purchaser to directly or indirectly, provide any consideration to or invest in any manner in the Company or any affiliate of the Company.

(m) Creditor will not, directly or indirectly, receive any consideration from or be compensated in any manner by the Company, or any affiliate of the Company, in exchange for or in consideration for selling the Claim.

(n) Creditor will immediately advise Purchaser if any of the foregoing cease to be fully true and accurate at any time up to and including the Approval Date.

(o) Creditor acknowledges that Purchaser may submit other Claims Purchaser has against the Company in the Action.

7. Fees and Expenses. Each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. Creditor understands that Purchaser shall not be liable for any commissions, selling expenses, orders, purchases, contracts, taxes, withholding, or obligations of any kind resulting from any or arising out of settlement of the Claim.

8. Choice of Law. This Agreement shall be governed by and construed according to the laws of the State of Maryland, without giving effect to its choice of law principles. Any actions and proceedings arising out of or relating directly or indirectly to this Agreement or any ancillary agreement or any other related obligations shall be litigated solely and exclusively in the state or federal courts located in Maryland, and that such courts are convenient forums. Each

Party hereby submits to the personal jurisdiction of such courts for purposes of any such actions or proceedings.

9. Limitation of Damages. Each of the Parties hereby waives any rights which it may have to claim or recover any incidental, special, exemplary, punitive or consequential damages or any damage other than, or in addition to, actual damages. Purchaser shall have the right, in Purchaser's sole discretion, to determine which rights, liens, security interests or remedies Purchaser may at any time pursue, relinquish, subordinate, or modify or to take any other action and incur any costs or expenses with respect thereto and such determination will not in any way modify or affect any of Purchaser's rights hereunder. Purchaser shall have no liability hereunder for any delay in or failure to obtain Approval, or for any other causes beyond Purchaser's control. Any liability of Purchaser for any default hereunder, including default in any payment to Creditor pursuant to Section 3 above, shall be limited solely to a return of the Claim to Creditor.

10. Notices. All notices and other communications shall be in writing and shall be provided to the recipient Party to the addresses set forth on the page following the signature page hereof. All notices and communications shall be deemed made and effective as follows: (a) if transmitted for overnight delivery via a nationally recognized delivery service, the first business day after being delivered by the transmitting Party to such overnight delivery service, (b) if faxed, when transmitted in legible form by facsimile machine to the recipient Party's correct facsimile machine number, (c) if by e-mail, when transmitted by e-mail, or (d) if mailed via regular U.S. mail, upon delivery. Any Party may designate a superseding notice contact name, street address, e-mail address or fax number by providing the other Parties with written notice pursuant to the provisions hereof.

11. Amendments and Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Parties, or, in the case of a waiver, by the Party against whom enforcement of such waiver is sought. No waiver of any default shall be deemed to be a continuing or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any Party to exercise any right hereunder in any manner impair the exercise of any such right.

12. Construction; Survival. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the Parties to express their mutual intent, and no rules of strict construction will be applied against any party. The representations and warranties contained herein shall survive the closing of the transactions contemplated herein and the assignment of the Claim.

13. No Third Party Beneficiaries. This Agreement is intended for the benefit of Creditor and Purchaser and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by any other person.

14. Entire Agreement. This Agreement, together with the exhibits hereto, contains the entire agreement and understanding of the Parties, and supersedes all prior and contemporaneous agreements, letters, discussions, communications and understandings, both oral and written, concerning the sale, transfer, conveyance and assignment of the Claim, which the Parties acknowledge have been merged into this Agreement.

15. Signature. This Agreement may be executed in counterparts and by facsimile, portable document format or other electronic means, each of which shall constitute an original and all of which when taken together shall constitute one document.

16. Payment of Purchase Price. Purchaser may pay the Purchase Price to Creditor by check or wire transfer. Wire instructions for the Purchase Price are as follows:

Bank of America, NA
222 Broadway New York, NY 10038
New York, NY 10038
SWIFT CODE: BOFAUS3N
ABA/Routing # 026009593
Account# 325078222304

[BALANCE OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Claim Purchase Agreement to be duly executed, to be effective as of the Effective Date set forth above.

CREDITOR:

Red Rock Canyon, Inc.

9/17/17
(Date Signed)

By: ______________________

Name: Harry Taiyar

Title: CEO______________________

ADDRESS: 1801 Sahara Ave. Suite 101___
CITY: Las Vegas, NV 891101

Telephone No. 702-623-9558__________
Fax No. ______________________
E-mail: redrockcanyon@gmail.com

PURCHASER:

Livingston Asset Management LLC

By: ______________________

Name: Stephen Hicks

Title: Mgr______________________

ADDRESS: 2338 Immokalee Road, Ste. 324
CITY: Naples, Florida 34110
Telephone No. 203 431 8300
Fax No. 203 431 8301
E-mail: ______________________

CONSULTING AGREEMENT

CONSULTING AGREEMENT made as of April 1, 2016, by and between Adaptive Medias, Inc. with offices at One Discovery Place, Irvine, CA 92618 (the "Company") and Red Rock Canyon, Inc., a corporation with offices at 1810 E. Sahara Ave. Suite 1639 Las Vegas, NV 89104 (the "Consultant")

WHEREAS, the Company desires to obtain the benefit of the services of Consultant to provide the services hereinafter set forth to the Company during a twelve (12) month period commencing April 1, 2016 and ending on May 31, 2017 at the rate of compensation set forth herein; and

WHEREAS, Consultant desires to render such services to the Company;

NOW, THEREFORE, in consideration of the mutual covenants and conditions herein contained and the acts herein described, it is agreed between the parties as follows:

1. The Company hereby engages and retains Consultant and Consultant hereby agrees to render services and give advice to the Company, for a twelve (12) month period commencing April 1, 2016 and ending on March 31, 2017.

2. The services to be rendered by Consultant shall consist of giving advice of a general business nature, including, but not limited to, sales and marketing, corporate development, product development, expansion into the mobile and desktop adtech space, overall advertising, brand imaging and overall business strategy. Consultant shall not be required or permitted to undertake duties or activities not reasonably within the scope of these services. In performance of these duties, Consultant shall provide the Company with the benefits of its best judgment and efforts, and Consultant cannot and does not guarantee that its efforts will have any impact on the business of the Company or that any transaction with any potential party will result from the efforts of Consultant. The Company shall fully cooperate with the Consultant in these efforts.

3. Consultant shall have the sole discretion as to the form, manner and place in which said advice shall be given and the amount of time to be devoted to serve under this Agreement. Except as provided hereinafter, an oral opinion by Consultant to the Company shall be considered sufficient compliance with the requirements of this paragraph. Consultant shall devote to the Company only such time as it may deem necessary, and when reasonably requested by the Company, and shall not

by this Agreement be prevented or barred from rendering services of the same or similar nature, as herein described, or services of any nature whatsoever for or on behalf of persons, firms or corporations other than the Company. The Company recognizes the Consultant provides services to other clients.

3. The initial term of this Agreement shall be for twelve (12) months, commencing from the Effective Date of this Agreement and the term may be extended by agreement of the parties in writing. Either party may terminate the Term on thirty (30) calendar days' written notice to the other. In addition, either party may terminate the Term if the other party materially breaches any of its representations, warranties or obligations under this Agreement by giving the other party written notice of the breach.

4. Notwithstanding anything herein to the contrary, the Company shall compensate Consultant a one-time fee of $250,000.

5. The Company agrees to indemnify and hold harmless Consultant, against any liability, claim, damage and expense arising out of or based upon any untrue statement of a material fact contained in any information provided to Consultant by the Company.

6. This instrument contains the entire agreement of the parties. There are no representations or warranties other than as contained herein. No waiver or modification hereof shall be valid unless executed in writing with the same formalities as this Agreement.

7. This Agreement shall be construed according to the laws of the State of Nevada as they are applied to agreements executed and to be performed entirely within such State and shall be binding upon the parties hereto, their successors and assigns. Consultant shall have the right to assign his rights hereunder to a corporation or other entity where he exercises control without the consent of the Company.

8. All notices required to be given under his agreement shall be given by Certified Mail Return Receipt Requested or by recognized overnight courier (signature required) to the addresses set forth at the head of this Agreement unless a different address is specified in a notice to a party.

JBS AN

IN WITNESS WHEREOF, the parties hereto have caused these presents to be signed and their respective seals to be hereunto affixed the day and year first above written.

Adaptive Medias, Inc.

By:

Name: John B. Strong

Title: Chairman

Date: April 1, 2016

Red Rock Canyon, Inc.

By:

Name: Abdul Razig Nazari

Title: President and CEO

Date: April 1, 2016

MEMORANDUM

To: John Strong
Adaptive Medias, Inc.

From: Harry Tajyar
John Shaw
Beth Senko
Grant Brown
Red Rock Canyon, Inc.

Date: January 3, 2017

RE: Action Items for Launch of Adaptive Medias IR/PR Program

As a follow-up to our discussion, following are the initial steps relating to the launch of our investor and public relations program for Adaptive Medias:

1) Finalize and sign IRP's contract with Adaptive Medias.

2) Finalize and provide budget for design of Adaptive Medias corporate office in Los Angeles.

3) Introduce Company to the IRP team and exchange contact information.

4) Update Company's website, particularly the IR section.

5) Begin the development of our investor and media lists tailored specifically for Adaptive Medias.

6) Begin building the Company's financial model.

7) Work with Company to develop ideas for initial set of press releases above and beyond the minimum requirements.

8) Provide IRP with access to Company's shareholder lists through its transfer agent.

9) Discuss potential change in Company's legal and audit providers.

10) Discuss and finalize initial fundraising goals - - (i.e. size of raise, timing, valuation, terms, etc.)

11) Very slowly begin an investor outreach program that will be designed to "change" the Company's valuation as well as begin trading activity.

12) Begin drafting of initial investor profile. This document, which is similar to a sell-side analyst report, will be a comprehensive 3-6 page document that will outline the Company's investment messages, market opportunity, competitive position, growth strategy, management team, and, most importantly, forward looking financial and operational guidance.

13) Write a Special Letter to Shareholders which will be issued in the form of a press release. It will then be mailed along with the Investor Profile to the Company's current shareholder base via Broadridge/ADP and our transfer agent. This will be part of a more frequent management communications program to reach our retail investor base. This Special Letter to Shareholders will represent our initial introduction of the ADTM story to Wall Street and will outline some of our historical successes as well as establishing certain milestones for the future in an effort to beging building the Company's credibility and its management team with Wall Street as they are exceeded.

14) Update the Company's Investor PowerPoint Presentation which will be posted on the Company's website as well as to be used for the upcoming small-cap and technology-related investor conferences. The presentation will typically consist of approximately 20-25 slides that will discuss the Company's historical financials, growth strategy, barriers to entry, competitive advantages, and future financial guidance and/or goals.

Please note that this list of Action Items will evolve as the Company executes on its business plan and that open and very frequent communications between IRP and the Company's management team will be critical to its success. We recommend, at a minimum, at least 2-4 conference calls each week with the IRP team and the Company to discuss our Program's progress.

As always, should you have any questions and/or comments, please contact us.

EXHIBIT C

CLAIM PURCHASE AGREEMENT

This Claim Purchase Agreement ("Agreement") is entered into effective as of the date of full execution ("Effective Date"), by and between Livingston Asset Management LLC ("Purchaser"), and the Creditor identified below ("Creditor"). Purchaser and Creditor (each, a "Party" and, together, the "Parties") agree as follows with respect to the outstanding debt owed to Creditor by the Company named below ("Company"):

Company Name: Adaptive Medias, Inc.

Creditor Name: Southridge Partners II LP

Claim Amount: $57,506.85 (Total amount payable from Company to Creditor)

Purchase Price: $57,606.85 (Amount for which Creditor is selling Claim to

Purchaser)

Documentation of Claim (complete copies of all documentation attached): [__] Written contract(s)/ Promissory Notes attached as Exhibit A [x] Invoice(s) attached as Exhibit B

1. Purchase and Sale. Purchaser hereby purchases from Creditor, and Creditor hereby sells, transfers, conveys and assigns to Purchaser, for the consideration set forth herein, all right, title and interest of Creditor in and to one or more claims of Creditor against Company described herein and attached hereto (the "Claim"). Creditor hereby sells, transfers and assigns all right, title and interest of Creditor in the Claim to Purchaser.

2. Settlement Approval. No later than the tenth (10th) business day after the Effective Date, Purchaser shall file an action against Company in the United States District Court or state court of trial jurisdiction in the State of Maryland (the "Action") seeking payment of the Claim. Purchaser shall seek to resolve the Action on terms acceptable to Purchaser in its sole discretion and, by appropriate motion or other pleading, shall seek approval from the Court of such settlement.

3. Payment of Purchase Price. The Purchase Price will be paid to Creditor by Purchaser in up to ten (10) monthly installments, the first installment to be made following entry and full effectuation of a Court order approving settlement of the Claim in form and substance acceptable to Purchaser ("Approval Date"), and subsequent installments to be made each calendar month thereafter until paid in full; *provided however,* that Purchaser shall not be obligated to pay any portion of such Purchase Price in the event of a Default by the Company

under any settlement agreement entered into between the Company and Purchaser in respect of the settlement of the Claim that is the subject of this Agreement. If such default by the Company occurs and is not cured within the prescribed time period, the Purchaser shall cause to be transferred to Creditor any portion of the Claim not already paid for pursuant to this Section 3, and this Agreement shall be null and void, unless otherwise agreed by written agreement of the parties.

4. Cooperation. Creditor will furnish Purchaser will all documentation and evidence supporting the Claim, and reasonably cooperate in providing any other information and taking any other action that Purchaser deems necessary or appropriate to prosecute the action to collect the Claim. Upon Purchaser's reasonable request, Creditor will duly execute and deliver, or cause to be duly executed and delivered to Purchaser such further instruments and do and cause to be done such further acts as may be necessary or proper in the reasonable opinion of Purchaser to effectuate the provisions and purposes of this Agreement.

5. Termination. If the Approval Date has not occurred within ninety (90) days after the date hereof, either Party shall have the right to terminate and cancel this Agreement by providing written notice of termination to the other Party at any time after such date and prior to Court Approval. If termination is so effected, this Agreement shall be deemed void *ab initio* and of no further force and effect, no sale or assignment of the Claim shall have occurred, and Purchaser shall dismiss the Action. In the event of termination, the Purchase Price shall not be payable.

6. Representations, Warranties and Covenants. Creditor hereby represents, warrants and covenants to Purchaser as follows:

(a) (i) The Claim is a bona fide outstanding claim against Company, and is an enforceable obligation arising in the ordinary course of business, for goods and/or services rendered to Company by Creditor in good faith. The Claim is currently due and owing and is payable in full.

(ii) The Claim [___] is, [x] is not secured by any security interest in any property of the Company or an affiliate of the Company or by a guarantee of the Company or of an affiliate of The Company .

(b) Creditor did not enter into the transaction giving rise to the Claim in contemplation of any sale or distribution of Company's common stock or other securities.

(c) The Claim Amount is the total amount due to Creditor with respect to the Claim, net of any applicable discounts, allowances or other deductions to which Company is

lawfully entitled. The documents attached hereto are true, correct and complete copies of all documentation underlying the Claim.

(d) The Claim is not reasonably subject to dispute and Company is unconditionally obligated to pay the full Claim Amount without defense, counterclaim or offset. To the knowledge of Creditor, the Company's failure to pay is due solely and exclusively to financial inability.

(e) Creditor is the sole owner of the Claim, free and clear of all liens, encumbrances and rights of third parties. Creditor has not previously sold, transferred, encumbered or released any part of the Claim.

(f) There has been no modification, compromise, forbearance, or waiver (written or oral) entered into or given with respect to the Claim. There is no action based on the Claim that is currently pending in any court or other legal venue, and no judgments based upon the Claim have been previously entered in any legal proceeding.

(g) There are no taxes due, payable or withholdable as an incident of Creditor's Claim; no taxes will be due, payable or withholdable as a result of settlement of the Claim; and Creditor may at all times promptly withhold (if applicable) and pay when due any federal, state, local and/or foreign taxes due as a result of payment of the Purchase Price. Creditor has all necessary power and authority to (i) execute, deliver and perform all of its obligations under this Agreement, and (ii) sell, convey, transfer and assign the Claim to Purchaser. Creditor has such knowledge and experience in business and financial matters that it is able to protect its own interests and evaluate the risks and benefits of entering into this Agreement. Credit acknowledges and agrees that it has had an opportunity to conduct its own due diligence and consult with its own legal counsel, and tax, financial and other advisors, and that Creditor is not relying in that regard on Purchaser. Creditor acknowledges that Purchaser is not making any representations or warranties whatsoever, including, without limitation, about the Company.

(h) The execution, delivery and performance of this Agreement by Creditor has been duly authorized by all requisite action on the part of Creditor. This Agreement has been duly executed and delivered by Creditor and constitute the legal, valid and binding obligation of Creditor, enforceable against Creditor in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally or the availability of equitable remedies.

(i) Within the past ninety (90) days, Creditor [__] has, [x] has not been, directly or indirectly through one or more intermediaries in control, controlled by, or under

common control with, the Company and is an affiliate of the Company as defined in Rule 144 promulgated under the Act. Creditor is not a broker or dealer in securities.

(j) The execution and delivery of this Agreement by Creditor and the performance of all of its obligations hereunder (i) do not and will not violate, conflict with, breach, or constitute a default under, any material contract, agreement or commitment binding upon such Creditor, and (ii) do not and will not conflict with or violate any applicable law, rule, regulation, judgment, order or decree of any court or other government authority having jurisdiction over such Creditor or the Claim.

(k) There is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of Creditor, threatened against or affecting Creditor or any of its assets before or by any court, arbitrator, governmental or administrative agency, or regulatory authority that adversely affects or challenges the legality, validity or enforceability of, or that could have or reasonably be expected to result in a material adverse effect on this Agreement.

(l) Creditor has no present intention to utilize any of the proceeds to be received from Purchaser to directly or indirectly, provide any consideration to or invest in any manner in the Company or any affiliate of the Company.

(m) Creditor will not, directly or indirectly, receive any consideration from or be compensated in any manner by the Company, or any affiliate of the Company, in exchange for or in consideration for selling the Claim.

(n) Creditor will immediately advise Purchaser if any of the foregoing cease to be fully true and accurate at any time up to and including the Approval Date.

(o) Creditor acknowledges that Purchaser may submit other Claims Purchaser has against the Company in the Action.

7. Fees and Expenses. Each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. Creditor understands that Purchaser shall not be liable for any commissions, selling expenses, orders, purchases, contracts, taxes, withholding, or obligations of any kind resulting from any or arising out of settlement of the Claim..

8. Choice of Law. This Agreement shall be governed by and construed according to the laws of the State of Maryland, without giving effect to its choice of law principles. Any

actions and proceedings arising out of or relating directly or indirectly to this Agreement or any ancillary agreement or any other related obligations shall be litigated solely and exclusively in the state or federal courts located in Maryland, and that such courts are convenient forums. Each Party hereby submits to the personal jurisdiction of such courts for purposes of any such actions or proceedings.

9. Limitation of Damages. Each of the Parties hereby waives any rights which it may have to claim or recover any incidental, special, exemplary, punitive or consequential damages or any damage other than, or in addition to, actual damages. Purchaser shall have the right, in Purchaser's sole discretion, to determine which rights, liens, security interests or remedies Purchaser may at any time pursue, relinquish, subordinate, or modify or to take any other action and incur any costs or expenses with respect thereto and such determination will not in any way modify or affect any of Purchaser's rights hereunder. Purchaser shall have no liability hereunder for any delay in or failure to obtain Approval, or for any other causes beyond Purchaser's control. Any liability of Purchaser for any default hereunder, including default in any payment to Creditor pursuant to Section 3 above, shall be limited solely to a return of the Claim to Creditor.

10. Notices. All notices and other communications shall be in writing and shall be provided to the recipient Party to the addresses set forth on the page following the signature page hereof. All notices and communications shall be deemed made and effective as follows: (a) if transmitted for overnight delivery via a nationally recognized delivery service, the first business day after being delivered by the transmitting Party to such overnight delivery service, (b) if faxed, when transmitted in legible form by facsimile machine to the recipient Party's correct facsimile machine number, (c) if by e-mail, when transmitted by e-mail, or (d) if mailed via regular U.S. mail, upon delivery. Any Party may designate a superseding notice contact name, street address, e-mail address or fax number by providing the other Parties with written notice pursuant to the provisions hereof.

11. Amendments and Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Parties, or, in the case of a waiver, by the Party against whom enforcement of such waiver is sought. No waiver of any default shall be deemed to be a continuing or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any Party to exercise any right hereunder in any manner impair the exercise of any such right.

12. Construction; Survival. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the Parties to express their mutual intent, and no rules of strict construction will be

applied against any party. The representations and warranties contained herein shall survive the closing of the transactions contemplated herein and the assignment of the Claim.

13. No Third Party Beneficiaries. This Agreement is intended for the benefit of Creditor and Purchaser and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by any other person.

14. Entire Agreement. This Agreement, together with the exhibits hereto, contains the entire agreement and understanding of the Parties, and supersedes all prior and contemporaneous agreements, letters, discussions, communications and understandings, both oral and written, concerning the sale, transfer, conveyance and assignment of the Claim, which the Parties acknowledge have been merged into this Agreement.

15. Signature. This Agreement may be executed in counterparts and by facsimile, portable document format or other electronic means, each of which shall constitute an original and all of which when taken together shall constitute one document.

16. Payment of Purchase Price. Purchaser may pay the Purchase Price to Creditor by check or wire transfer. Wire instructions for the Purchase Price are as follows:

Southridge Partners II LP
Signtaure Bank, N.A.
75 Holly Hill Lane
Greenwich, CT 06830
ABA: 026013576
Act#: 1502027332

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IN WITNESS WHEREOF, the parties hereto have caused this Claim Purchase Agreement to be duly executed, to be effective as of the Effective Date set forth above.

CREDITOR:

SOUTHRIDGE PARTNERS II LP

9/10/2017
(Date Signed)

By: ______________________

Name: Stephen Hicks

Title: Mgr of Gen. Ptnr

ADDRESS: 90Grove St
CITY: Ridgefield, CT 06877
Telephone No. 203 431 8300
Fax No. 203 431 8301
E-mail: shicks@southridge.com

PURCHASER:

Livingston Asset Management LLC

By: ______________________

Name: Henry Sargent

Title: Mgr

ADDRESS: 2338 Immokalee Road, Ste. 324
CITY: Naples, Florida 34110
Telephone No. 203 431 8300
Fax No. 203 431 8301
E-mail: ______________________

Written contract(s)/ Promissory Notes

Adaptive Media / Southridge Partners II LP Promissory Note dated March 11, 2016, Due September 30, 2016 in the amount of $50,000 plus accrued interest of $7,506.85 (attached here)

NEITHER THIS SECURITY NOR THE SECURITIES ISSUABLE UPON CONVERSION HEREOF HAVE BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE OR UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE SECURITIES ARE RESTRICTED AND MAY NOT BE OFFERED, RESOLD, PLEDGED OR TRANSFERRED EXCEPT AS PERMITTED UNDER THE ACT PURSUANT TO REGISTRATION OR EXEMPTION OR SAFE HARBOR THEREFROM.

No. ____________ US $50,000.00

ADAPTIVE MEDIAS, INC.

PROMISSORY NOTE DUE SEPTEMBER 30, 2016

THIS Note is a duly authorized issuance of **ADAPTIVE MEDIAS, INC.**, a Nevada corporation (the "Company") designated as its March 2016 Note.

FOR VALUE RECEIVED, the Company promises to pay to **SOUTHRIDGE PARTNERS II LP**, the registered holder hereof (the "Holder"), the principal sum of Fifty Thousand and 00/100 Dollars (US $50,000.00), plus accrued interest in the amount of ten percent (10%) per annum on all outstanding principal on September 30, 2016 (the "Maturity Date"). The Company will pay the outstanding principal amount of this Note, plus accrued interest, in cash on the Maturity Date to the registered holder of this Note. The wire transfer of such amount shall constitute a payment hereunder and shall satisfy and discharge the liability for principal on this Note to the extent of the sum represented by wire transfer plus any amounts so deducted.

This Note is subject to the following additional provisions:

1. [RESERVED]

2. This Note may be transferred or exchanged only in compliance with the Securities Act of 1933, as amended (the "Act"), and other applicable state and foreign securities laws.

3. No provision of this Note shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of this Note plus accrued interest, at the time and place herein prescribed. This Note is a direct obligation of the Company.

4. Presentment. Except as set forth herein, the Company waives presentment, demand and presentation for payment, notice of nonpayment and dishonor, protest and notice of protest and expressly agrees that this Note or any payment hereunder may be extended from time to time by the Holder without in any way affecting the liability of the Company.

5. Maximum Rate. All provisions herein made are expressly limited so that in no event whatsoever, whether by reason of advancement of proceeds hereof, acceleration of maturity of the unpaid balance hereof or otherwise, shall the amount paid or agreed to be paid to Holder for the use of the money advanced or to be advanced hereunder exceed the maximum rate of interest allowed to be charged under applicable law (the "Maximum Rate"), regardless of whether or not there has been an acceleration of the payment of principal as set forth herein. If, from any circumstances whatsoever, the fulfillment of any provision of this Note or any other agreement or instrument now or hereafter evidencing, securing or in any way relating to the indebtedness evidenced hereby shall involve the payment of interest in excess of the Maximum Rate, then, ipso facto, the obligation to pay interest hereunder shall be reduced to the Maximum Rate; and if from any circumstance whatsoever, Holder shall ever receive interest, the amount of which would exceed the amount collectible at the Maximum Rate, such amount as would be excessive interest shall be applied to the reduction of the principal balance remaining unpaid hereunder and not to the payment of interest. This provision shall control every other provision in any and all other agreements and instruments existing or hereafter arising between the Maker and Holder with respect to the indebtedness evidenced hereby.

6. This Note shall be governed by and construed in accordance with the laws of the State of New York. Each of the parties consents to the jurisdiction of the federal courts whose districts encompass any part of the City of New York or the state courts of the State of New York sitting in the City of New York in connection with any dispute arising under this Note and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on *forum non coveniens*, to the bringing of any such proceeding in such jurisdictions. Each of the parties hereby waives the right to a trial by jury in connection with any dispute arising under this Note.

7. The following shall constitute an "Event of Default":

a. The Company shall default in the payment of principal and interest on this Note and same shall continue for a period of five (5) days; or

b. Any of the representations or warranties made by the Company herein, in any certificate or financial or other written statements heretofore or hereafter furnished by the Company in connection with the execution and delivery of this Note shall be false or misleading in any material respect at the time made; or

c. The Company shall fail to perform or observe, in any material respect, any other covenant, term, provision, condition, agreement or obligation of any Note and such failure shall continue uncured for a period of thirty (30) days after written notice from the Holder of such failure; or

d. The Company fails to authorize or to cause its Transfer Agent to issue

shares of Common Stock upon exercise by the Holder of the conversion rights of the Holder in accordance with the terms of this Note, fails to transfer or to cause its Transfer Agent to transfer any certificate for shares of Common Stock issued to the Holder upon conversion of this Note and when required by this Note, and such transfer is otherwise lawful, or fails to remove any restrictive legend on any certificate or fails to cause its Transfer Agent to remove such restricted legend, in each case where such removal is lawful, as and when required by this Note, the Agreement, and any such failure shall continue uncured for ten (10) business days; or

e. The Company shall (1) admit in writing its inability to pay its debts generally as they mature; (2) make an assignment for the benefit of creditors or commence proceedings for its dissolution; or (3) apply for or consent to the appointment of a trustee, liquidator or receiver for its or for a substantial part of its property or business; or

f. A trustee, liquidator or receiver shall be appointed for the Company or for a substantial part of its property or business without its consent and shall not be discharged within sixty (60) days after such appointment; or

g. Any governmental agency or any court of competent jurisdiction at the instance of any governmental agency shall assume custody or control of the whole or any substantial portion of the properties or assets of the Company and shall not be dismissed within sixty (60) days thereafter; or

h. Any money judgment, writ or warrant of attachment, or similar process in excess of One Hundred Fifty Thousand ($150,000) Dollars in the aggregate shall be entered or filed against the Company or any of its properties or other assets and shall remain unpaid, unvacated, unbonded or unstayed for a period of sixty (60) days or in any event later than five (5) days prior to the date of any proposed sale thereunder; or

i. Bankruptcy, reorganization, insolvency or liquidation proceedings or other proceedings for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Company and, if instituted against the Company, shall not be dismissed within sixty (60) days after such institution or the Company shall by any action or answer approve of, consent to, or acquiesce in any such proceedings or admit the material allegations of, or default in answering a petition filed in any such proceeding; or

j. The Company shall have its Common Stock suspended or delisted from an exchange or over-the-counter market from trading for in excess of five trading days.

Then, or at any time thereafter, and in each and every such case, unless such Event of Default shall have been waived in writing by the Holder (which waiver shall not be deemed to be a waiver of any subsequent default) at the option of the Holder and in the Holder's sole discretion, the Holder may consider all obligations under this Note immediately due and payable within five (5) days of notice, without presentment, demand, protest or notice of any kinds, all of which are hereby expressly waived, anything herein or in any note or other instruments contained to the contrary notwithstanding, and the Holder may immediately enforce any and all of the Holder's rights and remedies provided herein or any other rights or remedies afforded by law.

Collection. In the event this Note is placed by Holder in the hands of an attorney for collection, or if Holder incurs any costs incident to the collection of the indebtedness evidenced hereby, the Company agrees to pay to Holder an amount equal to all such costs, including without limitation all reasonable attorneys' fees and all court costs.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by an officer thereunto duly authorized.

Dated: March 11, 2016

ADAPTIVE MEDIAS, INC.

By: ______________________

John Strong

(Print Name)

CEO

Title:

ATTESTOR

By: ______________________

ADTM – SOUTHRIDGE PARTNERS II LP

CONVERTIBLE PROMISSORY NOTE DATED MARCH 11, 2016, DUE SEPTEMBER 30 2016

$50,000 @ 10% PER ANNUM

Name of Issuer	Symbol
Adaptive Medias Inc.	ADTM
Interest Calculation	ADTM/SRPII promissory note 3/11/16
	Days of Interest
Start Date	11-Mar-16
Conversion date	10-Sep-17
Interest Days	548
Calendar Days	365
% of yearly interest	1.5014
Principal amount	$50,000.00
Interest rate	10%
Annual Intrest pmt	$5,000.00
Interest due to date	$7,506.85

EXHIBIT D

CLAIM PURCHASE AGREEMENT

This Claim Purchase Agreement ("Agreement") is entered into effective as of the date of full execution ("Effective Date"), by and between Livingston Asset Management LLC ("Purchaser"), and the Creditor identified below ("Creditor"). Purchaser and Creditor (each, a "Party" and, together, the "Parties") agree as follows with respect to the outstanding debt owed to Creditor by the Company named below ("Company"):

Company Name:	Adaptive Medias, Inc.
Creditor Name:	Talent Cloud Recruitment
Claim Amount:	$192,000 (Total amount payable from Company to Creditor)
Purchase Price:	$192,000 (Amount for which Creditor is selling Claim to Purchaser)

Documentation of Claim (complete copies of all documentation attached): [__] Written contract(s)/ Promissory Notes attached as Exhibit A [X_] Invoice(s) attached as Exhibit B

1. Purchase and Sale. Purchaser hereby purchases from Creditor, and Creditor hereby sells, transfers, conveys and assigns to Purchaser, for the consideration set forth herein, all right, title and interest of Creditor in and to one or more claims of Creditor against Company described herein and attached hereto (the "Claim"). Creditor hereby sells, transfers and assigns all right, title and interest of Creditor in the Claim to Purchaser.

2. Settlement Approval. No later than the tenth (10th) business day after the Effective Date, Purchaser shall file an action against Company in the United States District Court or state court of trial jurisdiction in the State of Maryland (the "Action") seeking payment of the Claim. Purchaser shall seek to resolve the Action on terms acceptable to Purchaser in its sole discretion and, by appropriate motion or other pleading, shall seek approval from the Court of such settlement.

3. Payment of Purchase Price. The Purchase Price will be paid to Creditor by Purchaser in up to ten (10) monthly installments, the first installment to be made following entry and full effectuation of a Court order approving settlement of the Claim in form and substance acceptable to Purchaser ("Approval Date"), and subsequent installments to be made each calendar month thereafter until paid in full; *provided however*, that Purchaser shall not be obligated to pay any portion of such Purchase Price in the event of a Default by the Company under any settlement agreement entered into between the Company and Purchaser in respect of the settlement of the Claim that is the subject of this Agreement. If such default by the Company occurs and is not cured

within the prescribed time period, the Purchaser shall cause to be transferred to Creditor any portion of the Claim not already paid for pursuant to this Section 3, and this Agreement shall be null and void, unless otherwise agreed by written agreement of the parties.

4. Cooperation. Creditor will furnish Purchaser will all documentation and evidence supporting the Claim, and reasonably cooperate in providing any other information_and taking any other action that Purchaser deems necessary or appropriate to prosecute the action to collect the Claim. Upon Purchaser's reasonable request, Creditor will duly execute and deliver, or cause to be duly executed and delivered to Purchaser such further instruments and do and cause to be done such further acts as may be necessary or proper in the reasonable opinion of Purchaser to effectuate the provisions and purposes of this Agreement.

5. Termination. If the Approval Date has not occurred within ninety (90) days after the date hereof, either Party shall have the right to terminate and cancel this Agreement by providing written notice of termination to the other Party at any time after such date and prior to Court Approval. If termination is so effected, this Agreement shall be deemed void *ab initio* and of no further force and effect, no sale or assignment of the Claim shall have occurred, and Purchaser shall dismiss the Action. In the event of termination, the Purchase Price shall not be payable.

6. Representations, Warranties and Covenants. Creditor hereby represents, warrants and covenants to Purchaser as follows:

(a) (i) The Claim is a bona fide outstanding claim against Company, and is an enforceable obligation arising in the ordinary course of business, for goods and/or services rendered to Company by Creditor in good faith. The Claim is currently due and owing and is payable in full.

(ii) The Claim [___] is, [X] is not secured by any security interest in any property of the Company or an affiliate of the Company or by a guarantee of the Company or of an affiliate of The Company

.

(b) Creditor did not enter into the transaction giving rise to the Claim in contemplation of any sale or distribution of Company's common stock or other securities.

(c) The Claim Amount is the total amount due to Creditor with respect to the Claim, net of any applicable discounts, allowances or other deductions to which Company is lawfully entitled. The documents attached hereto are true, correct and complete copies of all documentation underlying the Claim.

(d) The Claim is not reasonably subject to dispute and Company is unconditionally obligated to pay the full Claim Amount without defense, counterclaim or offset.

To the knowledge of Creditor, the Company's failure to pay is due solely and exclusively to financial inability.

(e) Creditor is the sole owner of the Claim, free and clear of all liens, encumbrances and rights of third parties. Creditor has not previously sold, transferred, encumbered or released any part of the Claim.

(f) There has been no modification, compromise, forbearance, or waiver (written or oral) entered into or given with respect to the Claim. There is no action based on the Claim that is currently pending in any court or other legal venue, and no judgments based upon the Claim have been previously entered in any legal proceeding.

(g) There are no taxes due, payable or withholdable as an incident of Creditor's Claim; no taxes will be due, payable or withholdable as a result of settlement of the Claim; and Creditor may at all times promptly withhold (if applicable) and pay when due any federal, state, local and/or foreign taxes due as a result of payment of the Purchase Price. Creditor has all necessary power and authority to (i) execute, deliver and perform all of its obligations under this Agreement, and (ii) sell, convey, transfer and assign the Claim to Purchaser. Creditor has such knowledge and experience in business and financial matters that it is able to protect its own interests and evaluate the risks and benefits of entering into this Agreement. Credit acknowledges and agrees that it has had an opportunity to conduct its own due diligence and consult with its own legal counsel, and tax, financial and other advisors, and that Creditor is not relying in that regard on Purchaser. Creditor acknowledges that Purchaser is not making any representations or warranties whatsoever, including, without limitation, about the Company.

(h) The execution, delivery and performance of this Agreement by Creditor has been duly authorized by all requisite action on the part of Creditor. This Agreement has been duly executed and delivered by Creditor and constitute the legal, valid and binding obligation of Creditor, enforceable against Creditor in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally or the availability of equitable remedies.

(i) Within the past ninety (90) days, Creditor [__] has, [X] has not been, directly or indirectly through one or more intermediaries in control, controlled by, or under common control with, the Company and is an affiliate of the Company as defined in Rule 144 promulgated under the Act. Creditor is not a broker or dealer in securities.

(j) The execution and delivery of this Agreement by Creditor and the performance of all of its obligations hereunder (i) do not and will not violate, conflict with, breach, or constitute a default under, any material contract, agreement or commitment binding upon such

Creditor, and (ii) do not and will not conflict with or violate any applicable law, rule, regulation, judgment, order or decree of any court or other government authority having jurisdiction over such Creditor or the Claim.

(k) There is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of Creditor, threatened against or affecting Creditor or any of its assets before or by any court, arbitrator, governmental or administrative agency, or regulatory authority that adversely affects or challenges the legality, validity or enforceability of, or that could have or reasonably be expected to result in a material adverse effect on this Agreement.

(l) Creditor has no present intention to utilize any of the proceeds to be received from Purchaser to directly or indirectly, provide any consideration to or invest in any manner in the Company or any affiliate of the Company.

(m) Creditor will not, directly or indirectly, receive any consideration from or be compensated in any manner by the Company, or any affiliate of the Company, in exchange for or in consideration for selling the Claim.

(n) Creditor will immediately advise Purchaser if any of the foregoing cease to be fully true and accurate at any time up to and including the Approval Date.

(o) Creditor acknowledges that Purchaser may submit other Claims Purchaser has against the Company in the Action.

7. Fees and Expenses. Each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. Creditor understands that Purchaser shall not be liable for any commissions, selling expenses, orders, purchases, contracts, taxes, withholding, or obligations of any kind resulting from any or arising out of settlement of the Claim.

8. Choice of Law. This Agreement shall be governed by and construed according to the laws of the State of Maryland, without giving effect to its choice of law principles. Any actions and proceedings arising out of or relating directly or indirectly to this Agreement or any ancillary agreement or any other related obligations shall be litigated solely and exclusively in the state or federal courts located in Maryland, and that such courts are convenient forums. Each Party hereby submits to the personal jurisdiction of such courts for purposes of any such actions or proceedings.

9. Limitation of Damages. Each of the Parties hereby waives any rights which it may have to claim or recover any incidental, special, exemplary, punitive or consequential damages or any damage other than, or in addition to, actual damages. Purchaser shall have the right, in Purchaser's sole discretion, to determine which rights, liens, security interests or remedies Purchaser may at any time pursue, relinquish, subordinate, or modify or to take any other action and incur any costs or expenses with respect thereto and such determination will not in any way modify or affect any of Purchaser's rights hereunder. Purchaser shall have no liability hereunder for any delay in or failure to obtain Approval, or for any other causes beyond Purchaser's control. Any liability of Purchaser for any default hereunder, including default in any payment to Creditor pursuant to Section 3 above, shall be limited solely to a return of the Claim to Creditor.

10. Notices. All notices and other communications shall be in writing and shall be provided to the recipient Party to the addresses set forth on the page following the signature page hereof. All notices and communications shall be deemed made and effective as follows: (a) if transmitted for overnight delivery via a nationally recognized delivery service, the first business day after being delivered by the transmitting Party to such overnight delivery service, (b) if faxed, when transmitted in legible form by facsimile machine to the recipient Party's correct facsimile machine number, (c) if by e-mail, when transmitted by e-mail, or (d) if mailed via regular U.S. mail, upon delivery. Any Party may designate a superseding notice contact name, street address, e-mail address or fax number by providing the other Parties with written notice pursuant to the provisions hereof.

11. Amendments and Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Parties, or, in the case of a waiver, by the Party against whom enforcement of such waiver is sought. No waiver of any default shall be deemed to be a continuing or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any Party to exercise any right hereunder in any manner impair the exercise of any such right.

12. Construction; Survival. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the Parties to express their mutual intent, and no rules of strict construction will be applied against any party. The representations and warranties contained herein shall survive the closing of the transactions contemplated herein and the assignment of the Claim.

13. No Third Party Beneficiaries. This Agreement is intended for the benefit of Creditor and Purchaser and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by any other person.

14. Entire Agreement. This Agreement, together with the exhibits hereto, contains the entire agreement and understanding of the Parties, and supersedes all prior and contemporaneous agreements, letters, discussions, communications and understandings, both oral and written, concerning the sale, transfer, conveyance and assignment of the Claim, which the Parties acknowledge have been merged into this Agreement.

15. Signature. This Agreement may be executed in counterparts and by facsimile, portable document format or other electronic means, each of which shall constitute an original and all of which when taken together shall constitute one document.

16. Payment of Purchase Price. Purchaser may pay the Purchase Price to Creditor by check or wire transfer. Wire instructions for the Purchase Price are as follows:

TalentCloud LTD

SWIFT Address: HSBCHKHHHKH

Bank Account number: 652-544727-838

Sheung Wan, Hong Kong

INVOICE ______________

____

____

ABA No ______________

____

Account ______________

[BALANCE OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Claim Purchase Agreement to be duly executed, to be effective as of the Effective Date set forth above.

CREDITOR:

Talent Cloud Lt.

9/14/2017

(Date Signed)

By:

Name: Xiaowei Zhang

Title: Director of Recruitment

ADDRESS: TalentCloud Limited:

No. 5, 17/F Bonham Trade Center,

CITY: Hong Kong_______________

Telephone No. 86-138-1735-7340______

E-mail: Xiaowei.zhang@talentcloudrecruitment.com

PURCHASER:

Livingston Asset Management LLC

By: ________________________

Name: Stephen Hicks

Title: Mgr

ADDRESS: 2338 Immokalee Road, Ste. 324

CITY: Naples, Florida 34110

Telephone No. 203 431 8300

Fax No. 203 431 8301

E-mail: ________________________

TalentCloud

Letter of Engagement
for the Introduction of Permanent and Semi-Permanent Staff,
Business Development and Expansion Across Greater Asia
Between TalentCloud Limited.
1258 Yuyuan Road, Shanghai, China 200050 and
Adaptive Medias, Inc.
47 Discovery #220
Irvine, CA 93063
United States of America

THIS LETTER OF ENGAGEMENT ("Agreement") IS being entered into by and between TalentCloud Limited (herein "TC") and Adaptive Medias, Inc. ("Client") today, October 16, 2016.

1. Terms and Conditions

The following terms and conditions shall govern all dealings between the Client and TC, unless otherwise agreed by the parties in writing.

Save as aforesaid, this Agreement becomes binding immediately as of October 16, 2016 or the sooner of the Client requesting to interview a Candidate introduced by TC.

2. **Definition of Service**

a) The maximum number of Candidates engaged by the Client can be increased by a further 5 full or part-time staff members. These candidates must include a minimum of 5 Candidates whom must possess at least 15 years of senior IT and application development-based experience and/or Doctorate development roles, a minimum of 7 Candidates with over 15 years of senior business development roles and a minimum of 3 Candidates with over 15 years of senior administrative positions.

b) The duration of this Agreement will be the earlier of one year beginning as of October 16, 2016 or upon TC's delivery of all of their obligations pursuant to this Amendment. Both parties may terminate this agreement by giving 30 days' written notice.

3. Payment Terms

a) The agreed upon Fee shall become payable by the Client upon Engagement.

b) This Agreement shall be valued at a maximum of $300,000USD over the earlier of the next 12-month period, ending October 15, 2017 or the delivery of all obligations contained herein this Engagement Letter.
c) TC will immediately invoice the Client within (7) seven days following the first engagement after this Amendment becomes effective.

TalentCloud

4. Miscellaneous

This Agreement entered into October 16, 2016 constitutes the entire agreement between TC and the Client, and may only be modified in writing with signatures by both parties.

If any provision of this Agreement is declared by a court or other competent authority to be void or unenforceable, it shall be amended to the minimum amount necessary to obtain validity or enforceability.

For the avoidance of doubt, the remaining provisions of this Agreement shall remain in force and effect.

Yours Truly,

On Behalf of TalentCloud Limited

Signature: Xiaowei Zhang

Title: Director of Business Development

Print Name: Xiaowei Zhang

Date: October 16, 2016

Yours Truly,

On Behalf of Adaptive Medias, Inc.

Signature: John B. Strong

Title: Chairman and CEO

Print Name: John B. Strong

Date: October 15, 2016

TalentCloud
It's all about people

INVOICE

TalentCloud Limited:
No. 5, 17/F Bonham Trade Center,
50 Bonham Strand,
Sheung Wan, Hong Kong
Email: info@talentcloudrecruitment.com

TO BE FILED BY TalentCloud	
INVOICE NO.	C037
DATE	October 15, 2016
CUSTOMER ID	ADTM945

TO

John Strong
Adaptive Medias [OTCQB:ADTM]
16795 von Karmen ave, Suite 240
Irvine CA 92606

QUANTITY	DESCRIPTION	UNIT PRICE	LINE TOTAL
2.0	Recruitment Services for Business Development Manager	$ 49,000.00	$ 98,000.00
		SUBTOTAL	$ 98,000.00
		SALES TAX	
		TOTAL PAYABLE	$ 98,000.00

Note: Exchange rate at June 21st 2016. 1 USD = 6,57690 CHY

To be paid at TalentCloud limited Bank Account

SWIFT Address: HSBCHKHHHKH

Bank Accont name: TalentCloud Limited
Bank Account number: 652-544727-838

TalentCloud
It's all about people

INVOICE

TalentCloud Limited:
No. 5, 17/F Bonham Trade Center,
50 Bonham Strand,
Sheung Wan, Hong Kong
Email: info@talentcloudrecruitment.com

TO BE FILED BY TalentCloud	
INVOICE NO.	C036
DATE	October 15, 2016
CUSTOMER ID	ADTM945

TO

John Strong
Adaptive Medias [OTCQB:ADTM]
16795 von Karmen ave, Suite 240
Irvine CA 92606

QUANTITY	DESCRIPTION	UNIT PRICE	LINE TOTAL
2.0	Recruitment Services for Mobile Developer	$ 47,000.00	$ 94,000.00
		SUBTOTAL	$ 94,000.00
		SALES TAX	
		TOTAL PAYABLE	$ 94,000.00

Note: Exchange rate at June 21st 2016, 1 USD = 6.57640 CNY

To be paid at TalentCloud limited Bank account

SWIFT Address: HSBCHKHHHKH

Bank Account name: TalentCloud Limited
Bank Account number: 652-544727-838